Exhibit 99.1

FOUNTAIN POWERBOAT INDUSTRIES, INC.

WASHINGTON, NC - August 29, 2008 - As previously announced by Fountain Powerboat Industries, Inc. (AMEX:FPB) (the “Company”) and described in reports filed with the Securities and Exchange Commission, on June 11, 2008, the Company received notice from the American Stock Exchange (“Amex”) that it was not in compliance with one of Amex’s standards for the continued listing of the Company’s common stock. Specifically, the notice stated that the Company was not in compliance with Section 1003(a)(iv) of Amex’s Company Guide because it had “…sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired, that it appears questionable, in the opinion of the Exchange, as to whether such company will be able to continue operations and/or meet its obligations as they mature.” As a result, the notice stated that the Company had become subject to Amex’s suspension and delisting procedures.

Amex permitted the Company to submit a plan addressing how it intended to regain compliance with Amex’s listing standards (a “Plan”). On July 18, 2008, the Company submitted a Plan to Amex that summarized its plans and strategies for dealing with the issues raised in Amex’s notice.

On August 25, 2008, Amex notified us that the Company has made a reasonable demonstration of its ability to regain compliance and that Amex has accepted the Plan and granted an extension until December 11, 2008, for the Company to regain compliance with Amex’s continued listing standards. During the extension period, the listing of the Company’s common stock will be continued and the Amex Staff periodically will review our implementation of the strategies described in the Plan. Failure by the Company to make progress consistent with the Plan or to regain compliance with Amex’s continued listing standards by the end of the extension period could result in the initiation of proceedings to delist the Company’s common stock from the American Stock Exchange.

About Fountain Powerboat Industries, Inc.

Fountain Powerboat Industries, Inc. has its executive offices and manufacturing facilities along the Pamlico River in Beaufort County, North Carolina. The Company, through its wholly owned subsidiary, Fountain Powerboats, Inc., designs, manufactures and sells offshore sport boats, sport fishing boats and express cruisers that target the segment of the recreational power boat market where speed, performance, safety and quality are the main criteria for purchase. These recreational boats are based upon an innovative, award-winning design enabling world class performance while using standard reliable power. There are currently 12 buildings located on 65 acres totaling over 237,000 square feet accommodating 40 to 45 boats in various stages of construction at any one time. The present plant site can also accommodate up to 300,000 square feet of additional manufacturing space. The land and buildings are wholly owned by Fountain Powerboat Industries, Inc. and its subsidiary, Fountain Powerboats, Inc. For more information, visit www.fountainpowerboats.com.

Safe Harbor for Forward Looking Statements

Except for the historical information contained herein, this press release contains forward-looking statements, including statements concerning our plans, strategies, economic performance and trends, projections of results of specific activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts. Forward looking statements may be identified by words such as “may,” “will,” “should,” “could,” “plans, “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential,” “strategy” or “continue,” and similar words or other statements concerning opinions or judgments of our management about future events. Such forward-looking statements are subject to known and unknown risks, uncertainties or other factors that may cause the Company’s actual results to be materially different from historical results or any results expressed or implied by such forward-looking statements. The potential risks and uncertainties, include, but are not limited to: our inability to fully implement plans and strategies described in the Plan we submitted to Amex; our failure to obtain a waiver of loan covenant violations from our principal lender and a modification of loan covenants to permit our term loan to be reclassified as long-term debt; delays and unexpected costs for beginning construction of Baja boats; higher than expected costs to build boats; defects in acquired assets; lower than expected future market demand for Baja and Fountain boats; the volatile and competitive nature of the industry; the level of market interest rates; changes in general economic conditions and in the marine industry; and changes in domestic and international market conditions, foreign exchange rates and pressures on lenders related to current and future problems in credit markets. Forward-looking statements represent our management’s judgments only as of the date they are made, and we cannot guarantee future results, events, levels of activity, performance or achievements. We assume no obligation to update any forward-looking statements to reflect events or circumstances arising after the date hereof. As a result, readers are cautioned not to place undue reliance on these forward-looking statements. Further information on the factors and risks that could affect Fountain Powerboat Industries, Inc.’s business, financial condition and results of operations is included the Company’s public filings with the Securities and Exchange Commission, available at (http://www.sec.gov).